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                                                              EXHIBIT 21



                      SUBSIDIARIES OF IDEX CORPORATION

                                                          JURISDICTION OF
SUBSIDIARY                                                 INCORPORATION
----------                                                ---------------

BAND-IT-IDEX, INC.                                           DELAWARE
   BAND-IT COMPANY LTD.                                    UNITED KINGDOM
   BAND-IT CLAMPS (ASIA) PTE., LTD.                          SINGAPORE
   BAND-IT R.S.A. (PTY) LTD. (51% OWNED)                    SOUTH AFRICA

IDEX FINANCE, INC.                                           DELAWARE

IDEX HOLDINGS, INC.                                          DELAWARE
   FAST LLC                                                  DELAWARE
    FAST SRL                                                   ITALY
     FAST IBERICA S.A.                                         SPAIN
     FAST U.K. LTD.                                        UNITED KINGDOM
   VIKING PUMP (EUROPE) LTD.                                  IRELAND
   JOHNSON PUMP (UK) LTD.                                  UNITED KINGDOM
   VIKING PUMP OF CANADA, INC.                                ONTARIO

FLUID MANAGEMENT, INC.                                       DELAWARE
   FM INVESTMENT, INC.                                       DELAWARE
   FM DELAWARE, INC.                                         DELAWARE
    FLUID MANAGEMENT OPERATIONS, LLC                         DELAWARE
     FLUID MANAGEMENT AUSTRALIA PTY., LTD.                   AUSTRALIA
     FLUID MANAGEMENT CANADA, INC.                            CANADA
     FLUID MANAGEMENT SERVICOS E VENDAS LTD.                  BRAZIL
     IDEX EUROPE GMBH                                         GERMANY
       FLUID MANAGEMENT EUROPE B.V.                         NETHERLANDS
        FLUID MANAGEMENT U.K., LTD.                        UNITED KINGDOM
        FLUID MANAGEMENT FRANCE SARL                          FRANCE
        FLUID MANAGEMENT ESPANA SLU                            SPAIN
        FLUID MANAGEMENT EASTERN EUROPE SP. Z O.O.            POLAND
       FLUID MANAGEMENT GMBH                                  GERMANY
       LUKAS HYDRAULIK GMBH                                   GERMANY
   LIQUID CONTROLS, LLC                                      DELAWARE
    LIQUIDQCONTROLSR(INDIA)DPVT.PLTD LTD                       INDIA
    S.A.M.P.I. SPL.                                            ITALY
    HEMINA S.P.A. (30%)                                        ITALY
    CORKEN, INC.                                             DELAWARE
   KNIGHT, LLC                                               DELAWARE
    KNIGHT INTERNATIONAL B.V.                               NETHERLANDS
     KNIGHT EQUIPMENT INTERNATIONAL B.V.                    NETHERLANDS
    KNIGHT U.K. LTD.                                       UNITED KINGDOM
    KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.                    AUSTRALIA
    KNIGHT EQUIPMENT (CANADA) LTD.                            CANADA
    KNIGHT SOUTH EUROPE S.L.                                   SPAIN
   RHEODYNE, LLC                                             DELAWARE
    RHEODYNE EUROPE GMBH                                      GERMANY

GAST MANUFACTURING, INC.                                     MICHIGAN
   GAST ASIA, INC.                                           MICHIGAN
   GAST MANUFACTURING COMPANY LTD.                         UNITED KINGDOM

HALE PRODUCTS, INC.                                         PENNSYLVANIA
   HALE PRODUCTS EUROPE GMBH                                  GERMANY
   GODIVA PRODUCTS LTD.                                    UNITED KINGDOM
    GODIVA LIMITED                                         UNITED KINGDOM
     HALE PRODUCTS EUROPE LIMITED                          UNITED KINGDOM
   CLASS 1                                                   DELAWARE

LUBRIQUIP, INC.                                              DELAWARE

MICROPUMP, INC.                                              DELAWARE
   MICROPUMP LIMITED                                       UNITED KINGDOM
   ISMATEC SA                                               SWITZERLAND
    ISMATEC GMBH                                              GERMANY
   TREBOR INTERNATIONAL, INC.                                  UTAH

PULSAFEEDER, INC.                                            DELAWARE
   PULSAFEEDER EUROPE B.V.                                  NETHERLANDS
   IDEX ASIA PACIFIC PTE. LTD.                               SINGAPORE
   HALOX TECHNOLOGIES, INC.                                  DELAWARE

SIGNFIX HOLDINGS LIMITED                                   UNITED KINGDOM
   SIGNFIX LIMITED                                         UNITED KINGDOM
    TESPA GMBH                                                GERMANY

VERSA-MATIC AB                                                SWEDEN
   DOMINATOR PUMP AB                                          SWEDEN
   VERSA-MATIC TOOL, INC.                                      OHIO
    PUMPER PARTS LLC                                         DELAWARE
    VERSA-MATIC ASIA SDN BHD (50%)                           MALAYSIA

VIKING PUMP, INC.                                            DELAWARE
   VIKING PUMP LATIN AMERICA S.A. DE C.V.                     MEXICO

WARREN RUPP, INC.                                            DELAWARE
   WARREN RUPP (EUROPE) LTD.                               UNITED KINGDOM
   BLAGDON PUMP HOLDINGS, LTD.                             UNITED KINGDOM

WRIGHTECH, INC.                                              DELAWARE

IDEX FOREIGN SALES CORP.                                     BARBADOS
IDEX INDIA PRIVATE LTD                                         INDIA
IDEX RECEIVABLE CORPORATION                                  DELAWARE
IDEX Leasing GMBH                                             GERMANY